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                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    Form 8-K

                             Current Report Pursuant
                          To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): October 25, 2001


                          IMPAC MORTGAGE HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                Maryland                                  0-19861                       33-0675505
(State or Other Jurisdiction of Incorporation)   (Commission File Number)   (I.R.S. Employer Identification No.)

                   1401 Dove Street, Newport Beach, CA, 92660
           (Address of principal executive offices including zip code)

                                 (949) 475-3600
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)










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ITEM 5.  Other Events.

Reference is made to the press release issued to the public by the Registrant on October 25, 2001, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K and incorporated by reference herein.

ITEM 7.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1  Press Release dated October 25, 2001












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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   IMPAC MORTGAGE HOLDINGS, INC.


                                                   By:  /S/ RICHARD J. JOHNSON
                                                      --------------------------
                                                            Richard J. Johnson
                                                  Executive Vice President and
                                                       Chief Financial Officer

Date: October 25, 2001